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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 16, 1998

                            W.R. BERKLEY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                            0-7849          22-1867895
(State or Other Jurisdiction of    (Commission File No.)  (IRS Employer
Incorporation)                                            Identification Number)

165 Mason Street, P.O. Box 2518, Greenwich, CT         06830-2518
(Address of Principal Executive Offices)               (Zip Code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         Reference is made to the press release of Registrant, issued on November 6, 1998, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   W.R. BERKLEY CORPORATION
                                   (Registrant)

November 16, 1998                  By:  /s/ WILLIAM R. BERKLEY
-----------------                       -------------------------------
                                        William R. Berkley,
Date                                    Chairman and Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibits:

99.1     Press Release dated November 6, 1998